SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 3, 2005


                         AMERICAN BIO MEDICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                New York                               0-28666                              14-1702188
    -------------------------------            -----------------------          ------------------------------------
    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)

         122 Smith Road, Kinderhook, NY                      12106
         ---------------------------------------------------------
      (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

      On November 2, 2004, the Company had reported in a Current Report on Form 8-K that the Company received a notice from the Nasdaq Stock Market informing the Company that for the last 30 consecutive business days, the bid price of the Company's common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4).

      In a letter dated December 28, 2004, the Nasdaq Stock Market informed the Company that the closing bid of the Company's common stock had been at $1.00 per share or greater for at least 10 consecutive business days and that the Company had therefore regained compliance with Marketplace Rule 4310(c)(4) and that this matter is now closed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated: January 4, 2005            By: /s/ Keith E. Palmer
                                     -------------------------------------------
                                      Keith E. Palmer
                                      Chief Financial Officer

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